EXHIBIT 99.2  Supplemental Data Schedules

------------------------------------------------------------------------------------------------------------------------
COMMUNITY STATISTICS  Dollars in thousands except Average Rental Rate
------------------------------------------------------------------------------------------------------------------------
Properties are grouped by operational responsibility


                                                                     As of September 30, 2004
                                     -----------------------------------------------------------------------------------
                                                                         Percent to                            Average
                                                           Gross          Total of         Physical             Rental
                                              Units     Real Assets     Gross Assets       Occupancy             Rate
                                     ----------------  --------------  ----------------  ---------------  --------------
Atlanta                                       2,500     $   153,055             8.1%           95.4%           $ 748.25
Dallas                                        3,616     $   200,803            10.6%           90.6%           $ 735.68
Houston                                       1,310     $    62,410             3.3%           91.9%           $ 716.99
Tampa                                         1,120     $    64,740             3.4%           94.9%           $ 784.22
------------------------------------------------------------------------------------------------------------------------
     Large Tier Markets                       8,546     $   481,008            25.4%           92.8%           $ 742.85

Austin                                        1,254     $    55,890             3.0%           91.2%           $ 626.59
Greenville                                    1,492     $    60,946             3.2%           97.3%           $ 544.79
Jacksonville                                  3,631     $   194,854            10.3%           94.8%           $ 774.91
Memphis                                       4,837     $   221,378            11.7%           95.0%           $ 630.09
Nashville                                     1,855     $   118,682             6.3%           97.2%           $ 711.85
All other middle                              2,320     $   101,385             5.4%           95.7%           $ 636.68
------------------------------------------------------------------------------------------------------------------------
     Middle Tier Markets                     15,389     $   753,135            39.9%           95.3%           $ 666.55

Augusta/Aiken                                   912     $    37,539             2.0%           97.2%           $ 606.79
Chattanooga                                     943     $    35,645             1.9%           96.1%           $ 573.65
Columbia                                        576     $    29,636             1.6%           95.0%           $ 656.87
Columbus                                      1,293     $    60,275             3.2%           96.0%           $ 685.99
Huntsville                                      544     $    27,031             1.4%           91.4%           $ 628.28
Jackson, TN                                     664     $    31,757             1.7%           95.0%           $ 589.73
Jackson, MS                                   1,577     $    66,783             3.5%           97.8%           $ 625.82
Lexington                                       924     $    57,808             3.1%           96.3%           $ 693.23
Little Rock                                     808     $    37,857             2.0%           96.5%           $ 631.64
Macon/Warner Robbins                            904     $    49,263             2.6%           96.5%           $ 672.04
Southeast Georgia                               678     $    31,700             1.7%           95.7%           $ 642.11
All other small                               3,578     $   188,337            10.0%           95.6%           $ 721.79
------------------------------------------------------------------------------------------------------------------------
     Small Tier Markets                      13,401     $   653,631            34.7%           96.0%           $ 660.87

------------------------------------------------------------------------------------------------------------------------
Total Portfolio
     (including JV properties)               37,336     $ 1,887,774           100.0%           94.9%           $ 681.98
========================================================================================================================

NUMBER OF APARTMENT UNITS

                                                         2004                                        2003
                                  ---------------------------------------------------  ---------------------------------
                                       September 30         June 30         March 31     December 31       September 30
                                  --------------------  --------------  -------------  ----------------  ---------------
100% Owned Properties                        35,766          35,382           35,142          34,686             34,185
Properties in Joint Ventures                  1,570           1,570            1,570           1,048              1,048
------------------------------------------------------------------------------------------------------------------------
     Total Portfolio                         37,336          36,952           36,712          35,734             35,233
========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
SAME STORE  Dollars in thousands except Average Rental Rate
---------------------------------------------------------------------------------------------------------------------------
Properties are grouped by operational responsibility

CURRENT PERIOD ACTUALS
As of September 30, 2004 unless otherwise noted

                                     Three Months Ended
                                     September 30, 2004                                 Average     Twelve
                                ----------------------------   Physical    Economic      Rental      Month
                         Units   Revenue   Expense     NOI     Occupancy  Occupancy(1)    Rate     Turn Rate
                        ------- --------- --------- --------- ----------- ------------- --------- -----------
Atlanta                  1,412   $ 2,788   $ 1,197   $ 1,591     95.5%      87.7%       $ 700.97      67.8%
Dallas                   1,402   $ 2,287   $ 1,250   $ 1,037     89.0%      73.8%       $ 645.45      67.8%
Houston                  1,002   $ 1,855   $   930   $   925     92.6%      78.6%       $ 669.82      70.7%
Tampa                    1,120   $ 2,567   $ 1,121   $ 1,446     94.9%      87.7%       $ 784.22      63.2%
-------------------------------------------------------------------------------------------------------------
   Large Tier Markets    4,936   $ 9,497   $ 4,498   $ 4,999     93.0%      82.3%       $ 697.77      67.3%

Austin                     976   $ 1,627   $   922   $   705     90.5%      78.2%       $ 596.76      71.9%
Greenville               1,492   $ 2,245   $ 1,080   $ 1,165     97.3%      87.5%       $ 544.79      72.4%
Jacksonville             2,846   $ 6,157   $ 2,365   $ 3,792     95.3%      90.9%       $ 726.44      68.7%
Memphis                  3,821   $ 6,329   $ 3,122   $ 3,207     94.6%      85.0%       $ 608.75      65.7%
Nashville                  966   $ 1,951   $   786   $ 1,165     96.8%      90.1%       $ 666.36      76.0%
All other middle         2,016   $ 3,730   $ 1,719   $ 2,011     95.6%      84.6%       $ 654.30      68.5%
-------------------------------------------------------------------------------------------------------------
   Middle Tier Markets  12,117   $22,039   $ 9,994   $12,045     95.1%      86.7%       $ 639.72      69.0%

Augusta/Aiken              728   $ 1,283   $   539   $   744     97.7%      84.1%       $ 594.44      71.7%
Columbia                   576   $ 1,009   $   573   $   436     95.0%      81.1%       $ 656.87      74.5%
Columbus                 1,293   $ 2,689   $ 1,102   $ 1,587     96.0%      93.7%       $ 685.99     113.5%
Huntsville                 544   $   951   $   399   $   552     91.4%      79.6%       $ 628.28      67.7%
Jackson, TN                664   $ 1,066   $   571   $   495     95.0%      82.7%       $ 589.73      77.1%
Jackson, MS              1,381   $ 2,679   $ 1,006   $ 1,673     97.6%      91.7%       $ 631.22      69.7%
Lexington                  554   $   991   $   393   $   598     96.0%      84.9%       $ 610.81      70.4%
Little Rock                808   $ 1,493   $   558   $   935     96.5%      92.0%       $ 631.64      65.0%
Macon/Warner Robbins       904   $ 1,819   $   709   $ 1,110     96.5%      91.9%       $ 672.04      68.4%
Southeast Georgia          678   $ 1,271   $   500   $   771     95.7%      88.2%       $ 642.11      67.4%
All other small          3,860   $ 8,251   $ 3,124   $ 5,127     95.8%      89.6%       $ 718.12      70.2%
-------------------------------------------------------------------------------------------------------------
   Small Tier Markets   11,990   $23,502   $ 9,474   $14,028     96.0%      88.8%       $ 664.45      74.7%
-------------------------------------------------------------------------------------------------------------

Total Same Store        29,043   $55,038   $23,966   $31,072     95.1%      86.7%       $ 659.79      71.1%
=============================================================================================================

(1)  Economic  Occupancy  represents  Net  Potential  Rent  less  Delinquencies,
     Vacancies and Cash Concessions divided by Net Potential Rent.

PERCENT CHANGE FROM THREE MONTHS ENDED JUNE 30, 2004 (PRIOR QUARTER) AND SEPTEMBER 30, 2003 (PRIOR YEAR)

                            Revenue            Expense               NOI            Physical Occupancy  Average Rental Rate
                       ------------------ ------------------- -------------------- -------------------- -------------------
                        Prior     Prior     Prior    Prior     Prior      Prior      Prior      Prior     Prior    Prior
                       Quarter    Year     Quarter    Year     Quarter    Year      Quarter     Year     Quarter    Year
                       --------- -------- ---------- -------- ---------- --------- ----------- -------- ---------- --------
Atlanta                  -0.3%      0.6%      2.8%     -7.4%     -2.5%       7.6%       3.0%       3.9%     0.3%     -4.6%
Dallas                   -1.8%     -1.9%      1.5%     -4.4%     -5.6%       1.3%       2.0%      -0.9%     2.5%     -2.1%
Houston                  -1.5%     -5.0%     12.2%      3.1%    -12.3%     -11.9%       0.5%       0.1%     0.0%     -1.1%
Tampa                     3.1%      6.1%      4.3%      9.5%      2.1%       3.7%       2.6%      -0.1%     0.7%      2.5%
---------------------------------------------------------------------------------------------------------------------------
   Large Tier Markets     0.0%      0.3%      4.6%     -0.6%     -3.9%       1.1%       2.2%       0.9%     0.9%     -1.5%

Austin                    2.4%     -2.9%      4.9%     14.0%     -0.7%     -18.7%      -1.0%      -2.2%     0.2%     -1.1%
Greenville               -3.1%      5.0%      8.8%    -10.8%    -12.0%      25.5%       2.5%      -1.1%    -0.6%     -1.2%
Jacksonville              0.6%     -0.4%      7.9%      5.3%     -3.5%      -3.6%       1.4%       0.1%     0.6%      2.3%
Memphis                  -1.1%      1.9%      9.3%      3.3%     -9.5%       0.5%       0.6%       1.1%    -0.9%     -0.8%
Nashville                 4.4%      4.7%      6.4%     -4.4%      3.1%      11.9%       2.7%       1.1%     0.0%      0.5%
All other middle          0.5%      2.4%     10.1%      6.0%     -6.5%      -0.4%       2.2%       1.1%     0.2%      1.4%
---------------------------------------------------------------------------------------------------------------------------
   Middle Tier Markets    0.1%      1.5%      8.4%      2.7%     -5.8%       0.5%       1.3%       0.3%    -0.1%      0.4%

Augusta/Aiken             0.3%      0.9%     14.0%     12.3%     -7.7%      -6.1%       6.5%       1.7%    -2.3%     -1.3%
Columbia                 -2.9%      8.7%     17.4%      7.7%    -20.9%      10.1%       5.4%       1.4%    -0.8%     -1.3%
Columbus                 -4.5%      0.9%     10.2%     11.9%    -12.7%      -5.5%       2.1%      -1.5%     0.6%      2.0%
Huntsville                1.8%     -4.9%     -0.7%     -4.3%      3.8%      -5.3%      -1.6%      -6.2%     0.3%     -1.4%
Jackson, TN               0.2%     -0.7%     10.0%     -0.9%     -9.2%      -0.4%      -0.8%      -0.5%     1.1%      1.2%
Jackson, MS               4.0%      6.3%      4.1%      2.5%      3.8%       8.6%       2.8%      -0.4%     1.1%      3.4%
Lexington                 4.9%      6.9%      4.8%     -4.1%      4.9%      15.7%       1.2%       4.1%    -0.3%      1.3%
Little Rock              -1.3%      0.8%      6.3%     -3.5%     -5.4%       3.5%       1.7%       1.8%     0.2%      0.6%
Macon/Warner Robbins     -0.8%      0.1%      6.6%     -4.4%     -5.0%       3.2%       0.9%      -0.9%     0.8%      0.3%
Southeast Georgia         0.8%     -0.8%      6.6%      0.6%     -2.7%      -1.7%       1.0%      -0.9%     0.1%      1.0%
All other small           2.6%      3.7%      5.3%      2.4%      1.0%       4.6%       2.2%       1.5%     0.3%      1.6%
---------------------------------------------------------------------------------------------------------------------------
   Small Tier Markets     0.8%      2.5%      7.1%      2.4%     -3.0%       2.6%       2.1%       0.4%     0.3%      1.2%
---------------------------------------------------------------------------------------------------------------------------
Total Same Store          0.4%      1.7%      7.1%      2.0%     -4.2%       1.5%       1.8%       0.4%     0.2%      0.4%
===========================================================================================================================

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
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CONSOLIDATED BALANCE SHEETS (in thousands)
--------------------------------------------------------------------------------------------------------------------------


                                                      September 30,     December 31,
                                                          2004              2003
                                                      --------------- ---------------
Assets
Gross real estate assets                              $ 1,745,632      $ 1,670,417
Accumulated depreciation                                 (382,499)        (339,704)
Other real estate assets, net                              25,712           21,136
-------------------------------------------------------------------------------------
Real estate assets, net                                 1,388,845        1,351,849
Cash and cash equivalents, including restricted cash       15,897           20,880
Other assets                                               39,240           33,804
Assets held for disposition                                13,119                -
-------------------------------------------------------------------------------------
    Total assets                                      $ 1,457,101      $ 1,406,533
=====================================================================================

Liabilities
Notes payable                                         $ 1,016,786      $   951,941
Other liabilities                                          61,933           61,279
Liabilities associated with assets held for disposition       188                -
-------------------------------------------------------------------------------------
    Total liabilities                                   1,078,907        1,013,220
Shareholders' equity and minority interest                378,194          393,313
-------------------------------------------------------------------------------------
    Total liabilities and shareholders' equity        $ 1,457,101      $ 1,406,533
=====================================================================================

--------------------------------------------------------------------------------------------------------------------------
SHARE AND UNIT DATA (in thousands)
--------------------------------------------------------------------------------------------------------------------------


                                                            Three months ended                 Nine months ended
                                                               September 30,                      September 30,
                                                       --------------------------------   ---------------------------
                                                            2004             2003             2004             2003
                                                       ---------------  ---------------   --------------  -----------
Weighted average common shares - Basic                     20,338           18,302           20,218           17,961
Weighted average common shares - Diluted                   20,686           18,606           20,545           18,193
Weighted average common shares and units - Basic           23,003           21,020           22,889           20,690
Weighted average common shares and units - Diluted         23,350           21,324           23,217           20,922
Common shares at September 30 - Basic                      20,582           19,503           20,582           19,503
Common shares at September 30 - Diluted                    20,938           19,830           20,938           19,830
Common shares and units at September 30 - Basic            23,240           22,204           23,240           22,204
Common shares and units at September 30 - Diluted          23,596           22,531           23,596           22,531

--------------------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (Dollars and shares in thousands except per share data)
--------------------------------------------------------------------------------------------------------------------------


                                                                Three Months Ended      Trailing
                                                                September 30, 2004     4 Quarters
                                                               ---------------------  ------------
       Net income                                                    $  3,131          $  17,483
       (Gain) loss on debt extinguishment                                 (38)               (36)
       Net gain on insurance and other settlement proceeds               (248)            (3,364)
       Gain on sale of discontinued operations                              -                  2
       Depreciation                                                    17,181             67,163
       Amortization of deferred financing costs                           436              1,768
       Interest expense                                                12,868             48,916
--------------------------------------------------------------------------------------------------
       EBITDA                                                        $ 33,330          $ 131,932
--------------------------------------------------------------------------------------------------

                                                      Three Months Ended September 30,
                                                     ----------------------------------
                                                            2004              2003
                                                     -----------------   --------------
EBITDA/Debt Service                                         2.49x            2.37x
EBITDA/Fixed Charges                                        2.51x            2.43x
Total Debt as % of Gross Real Estate Assets                   57%              55%

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
---------------------------------------------------------------------------------------------------------------------------
DEBT AS OF SEPTEMBER 30, 2004
---------------------------------------------------------------------------------------------------------------------------
Dollars in thousands

                                            Principal      Average Years       Average
                                             Balance       to Maturity(1)        Rate
                                         ---------------  ------------------  ----------
Conventional - Fixed Rate or Swapped(2)   $   684,481             7.6             6.1%
Tax-free - Fixed Rate or Swapped              108,531            15.7             5.1%
Conventional - Variable Rate(2)               190,344             8.8             2.5%
Tax-free - Variable Rate                       10,855            16.2             2.5%
Capped - Variable Rate(3)                      22,575             3.7             2.2%
----------------------------------------------------------------------------------------
     Total                                $ 1,016,786             8.7             5.2%

(1) Maturities on swapped balances are calculated using the life of the underlying variable debt.

(2) Excludes the impact of a $25 million forward swap which goes into effect on December 1, 2004 and has an effective rate of 5.2%.

(3) As the cap rate of 6.0% has not been reached, the average rate represents the rate on the underlying variable debt.

FIXED RATE MATURITIES

                                              Balance       Rate
                                           ------------   -------
                                2004        $  47,500       7.0%
                                2005           99,262       5.0%
                                2006           49,608       6.9%
                                2007           92,800       5.9%
                                2008          132,104       5.8%
                                2009          100,230       6.4%
                                2010           90,000       5.5%
                                2011          101,000       5.2%
                          Thereafter           80,508       6.2%
-----------------------------------------------------------------
                               Total        $ 793,012       5.9%

---------------------------------------------------------------------------------------------------------------------------
OTHER DATA
---------------------------------------------------------------------------------------------------------------------------


                                                       Three Months Ended September 30,   Nine Months Ended September 30,
                                                      ---------------------------------- ----------------------------------
                                                                 2004             2003             2004             2003
                                                      ------------------   ------------- ------------------   -------------
PER SHARE DATA
     Dividend declared per common share                        $0.585           $0.585           $1.755           $1.755

DIVIDEND INFORMATION (latest declaration)                 Payment          Payment           Record
                                                         per Share           Date             Date
                                                      ---------------  ----------------  -------------
     Common Dividend - quarterly                          $0.5850         10/30/2004       10/22/2004
     Preferred Series F - monthly                         $0.1927         11/15/2004       11/01/2004
     Preferred Series H - quarterly                       $0.51875        09/23/2004       09/13/2004